SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8‑K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 20, 2012
Boston Private Financial Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0‑17089	04‑2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ten Post Office Square, Boston, Massachusetts 02109
(Address of principal executive offices

______ (617) 912-1900______
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ]	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 8.01.	Other Events.
On July 20, 2012, Boston Private Financial Holdings, Inc. (the “Company”) repurchased 115,000 shares of its publicly traded convertible trust preferred securities (the “Trust Preferred Securities”) issued in 2004 by Boston Private Capital Trust I, a wholly-owned subsidiary of the Company. The amount repurchased totaled $5.75 million.
Although currently not anticipated in the near future, the Company may, from time to time, and subject to applicable regulatory approvals, make additional repurchases of the Trust Preferred Securities, depending on market conditions and liquidity.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/S/ DAVID J. KAYE
	Name:	David J. Kaye
	Title:	Chief Financial Officer
Date: July 20, 2012